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                               JANUS ASPEN SERIES
                                 Service Shares
                            Mid Cap Value Portfolio

                       Supplement Dated December 31, 2002
                     to Prospectus Dated December 31, 2002

The following information shall be added to the Subadvisers section of the
Prospectus:

"Janus Capital has agreed to take a 30% ownership stake in Perkins, a transaction that is expected to close in March, 2003."